UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 18, 2025

NEVADA CANYON GOLD CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55600	46-5152859
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)

5655 Riggins Court, Suite 15, Reno, NV 89502

(Address of principal executive offices) (zip code)

(888) 909-5548

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective March 18, 2025, Nevada Canyon Gold Corp. (“the Company”) appointed Lisa Doddridge to the Board of Directors, and as President of the Company. Ms. Doddridge is not related to any officer or director of the Company, and there are not transactions or relationships between Ms. Doddridge and the Company and its subsidiaries that require disclosure under Item 404(a) of Regulation S-K.

Ms. Doddridge, BComm (Hons) is an accomplished mining industry executive with more than 20 years of experience. During her career, Ms. Doddridge formulated, executed, and led the investor relations and communications strategies for global mining companies including Iamgold, Kinross, Yamana and First Quantum Minerals. She has been involved in numerous high-profile, multibillion dollar merger and acquisition, debt, and equity transactions. Ms. Doddridge holds an Honors Bachelor of Commerce degree from the University of Guelph.

Ms. Doddridge succeeds Alan Day who has served as President and CEO since May 4, 2023. Mr. Day resigned as President on March 18, 2025, but will remain CEO of the Company and has been appointed Chairman of the Board of Directors. Additionally, Jeffrey Cocks, former Chairman, Director and interim Chief Financial Officer has been appointed as the full time Chief Financial Officer of the Company and remains in his office as a Director.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 18, 2025, the Company’s Board of Directors, as allowed by the Company’s Bylaws, amended Article 4, Section 3.2 of the Company’s Bylaws to increase the number of directors of the Company by one. This amendment allows the Company to increase the number of directors to six.

ITEM 7.01 REGULATION FD DISCLOSURE

On March 19, 2025, the Company issued a news release announcing the appointment of a new director and President, as well as changes to management as described in Item 5.02.

A copy of the news release is attached as Exhibit 99.1 hereto.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	News Release dated March 19, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVADA CANYON GOLD CORP.

By:	/s/ Alan Day
Alan Day
Chief Executive Officer

Date: March 19, 2025